UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 12, 2004

ACE LIMITED
(Exact name of registrant as specified in its charter)

Cayman Islands	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ACE Global Headquarters 17 Woodbourne Avenue Hamilton HM 08 Bermuda
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(441) 295-5200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 12, 2004, ACE Limited issued a press release commenting on impact of catastrophe losses for the third quarter. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press release, dated October 12, 2004, commenting on impact of catastrophe losses for the third quarter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ Paul Medini
Paul Medini
Chief Accounting Officer

DATE: October 13, 2004

EXHIBIT INDEX

Number	Description
99.1	Press release, dated October 12, 2004, commenting on impact of catastrophe losses for the third quarter